Exhibit 99.1

Contacts:
	Media Contact	Investor Contact
	David Grip	Brian Denyeau
	AspenTech	ICR
	+1 781-221-5273	+1 646-277-1251
	david.grip@aspentech.com	brian.denyeau@icrinc.com

Aspen Technology Announces Financial Results for the Second Quarter of Fiscal 2016

Bedford, Mass. — January 28, 2016 — Aspen Technology, Inc. (NASDAQ: AZPN), a leading provider of software and services to the process industries, today announced financial results for its second quarter of fiscal year 2016, ended December 31, 2015.

Antonio Pietri, President and Chief Executive Officer of AspenTech, said, “AspenTech delivered solid second quarter results highlighted by continued year-over-year non-GAAP operating margin expansion and strong cash generation. Despite the macro environment, we continued to perform well, particularly in the downstream energy and chemicals businesses.”

Pietri added: “The Engineering & Construction and midstream and upstream energy vertical markets have become more challenging, as decreasing oil prices and continued market uncertainty have impacted demand due to lower CapEx and operating budgets.  However, because of the mission-critical nature of our solutions and the significant value we deliver for customers, we believe we remain well-positioned to continue to generate growth in this environment. In addition, over the long term, we believe the opportunity to drive increased usage of the aspenONE® suite combined with our business model will position us to continue to generate strong levels of profitability and cash flow.”

Second Quarter Fiscal 2016 and Recent Business Highlights

•                  Annual spend, which the company defines as the annualized value of all term license and maintenance revenue contracts at the end of the quarter, was approximately $430 million at the end of the second quarter of fiscal 2016, which increased 7.6% compared to the second quarter of fiscal 2015 and 1.6% sequentially.

•                  GAAP operating margin was 47.3%, compared to 43.2% in the second quarter of fiscal 2015.  Non-GAAP operating margin was 51.1%, compared to 46.6% in the second quarter of fiscal 2015.

Summary of Second Quarter Fiscal Year 2016 Financial Results

AspenTech’s total revenue of $119.2 million increased 10.5% from $107.8 million in the second quarter of the prior fiscal year.

•                  Subscription and software revenue was $110.1 million in the second quarter of fiscal 2016, an increase from $98.7 million in the second quarter of fiscal 2015.

•                  Services and other revenue was $9.0 million in the second quarter of fiscal 2016, compared to $9.1 million in the second quarter of fiscal 2015.

For the quarter ended December 31, 2015, AspenTech reported income from operations of $56.3 million, compared to income from operations of $46.5 million for the quarter ended December 31, 2014.

Net income was $36.7 million for the quarter ended December 31, 2015, leading to net income per share of $0.44, compared to net income per share of $0.34 in the same period last fiscal year.

Non-GAAP income from operations, which adds back stock-based compensation expense, amortization of intangibles associated with acquisitions, acquisition-related costs and non-capitalized acquired technology, was $60.9 million for the second quarter of fiscal 2016, compared to non-GAAP income from operations of $50.2 million in the same period last fiscal year.  Non-GAAP net income was $39.6 million, or $0.47 per share, for the second quarter of fiscal 2016, compared to non-GAAP net income of $32.8 million, or $0.36 per share, in the same period last fiscal year.  A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

AspenTech had a cash and marketable securities balance of $200.6 million at December 31, 2015, an increase of $19.1 million from the end of the prior quarter.

During the second quarter, the company generated $20.7 million in cash flow from operations and $20.3 million in free cash flow after taking into consideration the net impact of $0.7 million in capital expenditures and capitalized software and $0.3 million in excess tax benefits from stock-based compensation.

Use of Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP.  Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.  A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

Management considers both GAAP and non-GAAP financial results in managing AspenTech’s business.  As the result of adoption of new licensing models, management believes that a number of AspenTech’s performance indicators based on GAAP, including revenue, gross profit, operating income and net income, should be viewed in conjunction with certain non-GAAP and other business measures in assessing AspenTech’s performance, growth and financial condition. Accordingly, management utilizes a number of non-GAAP and other business metrics, including the non-GAAP metrics set forth in this press release, to track AspenTech’s business performance. None of these non-GAAP metrics should be considered as an alternative to any measure of financial performance calculated in accordance with GAAP.

Conference Call and Webcast

AspenTech will host a conference call and webcast today, January 28, 2016, at 4:30 p.m. (Eastern Time), to discuss the company’s financial results for the second quarter fiscal year 2016 as well as the company’s business outlook.

The live dial-in number is (877) 245-0126 or (706) 634-5625, conference ID code 24090138. Interested parties may also listen to a live webcast of the call by logging on to the Investor Relations section of AspenTech’s website, http://www.aspentech.com/corporate/investor.cfm, and clicking on the “webcast” link.  A replay of the call will be archived on AspenTech’s website and will also be available via telephone at (855) 859-2056 or (404) 537-3406, conference ID code 24090138, through February 28, 2016.

About AspenTech

AspenTech is a leading supplier of software that optimizes process manufacturing — for energy, chemicals, engineering and construction, and other industries that manufacture and produce products from a chemical process. With integrated aspenONE solutions, process manufacturers can implement best practices for optimizing their engineering, manufacturing and supply chain operations. As a result, AspenTech customers are better able to increase capacity, improve margins, reduce costs and become more energy efficient. To see how the world’s leading process manufacturers rely on AspenTech to achieve their operational excellence goals, visit www.aspentech.com.

Forward-Looking Statements

The third paragraph of this press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Actual results may vary significantly from AspenTech’s expectations based on a number of risks and uncertainties, including, without limitation:  AspenTech’s failure to increase usage and product adoption of aspenONE offerings, and failure to continue to provide innovative, market-leading solutions; demand for, or usage of, aspenONE software declines for any reason; unfavorable economic and market conditions or a lessening demand in the market for process optimization software; Aspen Tech’s failure to consummate its proposed acquisition of KBC Advanced Technologies plc, or successfully integrate the business or realize the anticipated benefits if consummated; and other risk factors described from time to time in AspenTech’s periodic reports filed with the Securities and Exchange Commission.  AspenTech cannot guarantee any future results, levels of activity, performance, or achievements.  AspenTech expressly disclaims any obligation to update forward-looking statements after the date of this press release.

© 2016 Aspen Technology, Inc.  AspenTech, aspenONE and the Aspen leaf logo are registered trademarks of Aspen Technology, Inc. All rights reserved. All other trademarks are property of their respective owners.

Source: Aspen Technology, Inc.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited in thousands, except per share data)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
Revenue:
Subscription and software	$110,126	$98,716	$221,985	$197,459
Services and other	9,025	9,074	17,462	17,457
Total revenue	119,151	107,790	239,447	214,916
Cost of revenue:
Subscription and software	4,967	5,208	10,209	10,409
Services and other	6,921	7,057	14,651	14,237
Total cost of revenue	11,888	12,265	24,860	24,646
Gross profit	107,263	95,525	214,587	190,270
Operating expenses:
Selling and marketing	21,178	22,821	43,614	44,439
Research and development	15,981	15,957	32,578	32,225
General and administrative	13,805	10,226	26,667	22,451
Total operating expenses, net	50,964	49,004	102,859	99,115
Income from operations	56,299	46,521	111,728	91,155
Interest income	71	132	153	268
Interest expense	(13)	(4)	(14)	(7)
Other income (expense), net	(157)	(248)	739	(60)
Income before provision for income taxes	56,200	46,401	112,606	91,356
Provision for income taxes	19,517	15,937	39,152	31,924
Net income	$36,683	$30,464	$73,454	$59,432
Net income per common share:
Basic	$0.44	$0.34	$0.88	$0.66
Diluted	$0.44	$0.34	$0.87	$0.65
Weighted average shares outstanding:
Basic	83,315	89,942	83,596	90,562
Diluted	83,703	90,471	84,035	91,196

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited in thousands, except share data)

	December 31,	June 30,
	2015	2015

ASSETS

Current assets:
Cash and cash equivalents	$170,623	$156,249
Short-term marketable securities	29,946	59,197
Accounts receivable, net	14,777	30,721
Current portion of installments receivable, net	254	1,589
Unbilled services	668	1,108
Prepaid expenses and other current assets	7,310	8,055
Prepaid income taxes	538	542
Current deferred tax assets	6,110	6,169
Total current assets	230,226	263,630
Long-term marketable securities	—	3,047
Non-current installments receivable, net	258	253
Property, equipment and leasehold improvements, net	17,049	18,039
Computer software development costs, net	674	1,026
Goodwill	16,258	17,360
Non-current deferred tax assets	10,525	10,444
Other non-current assets	1,403	1,562
Total assets	$276,393	$315,361

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current liabilities:
Accounts payable	$3,924	$5,240
Accrued expenses and other current liabilities	29,996	38,483
Income taxes payable	4,548	1,775
Current deferred revenue	196,191	250,968
Total current liabilities	234,659	296,466
Non-current deferred revenue	33,870	37,919
Other non-current liabilities	30,060	29,522
Commitments and contingencies
Series D redeemable convertible preferred stock, $0.10 par value—
Authorized— 3,636 shares as of December 31, 2015 and June 30, 2015
Issued and outstanding— none as of December 31, 2015 and June 30, 2015	—
Stockholders’ deficit:
Common stock, $0.10 par value— Authorized—210,000,000 shares
Issued— 101,832,152 shares at December 31, 2015 and 101,607,520 shares at June 30, 2015
Outstanding— 83,389,335 shares at December 31, 2015 and 84,504,202 shares at June 30, 2015	10,183	10,161
Additional paid-in capital	651,976	641,883
Accumulated deficit	(72,173)	(145,627)
Accumulated other comprehensive income	4,317	6,470
Treasury stock, at cost—18,442,817 shares of common stock at December 31, 2015 and 17,103,318 shares at June 30, 2015	(616,499)	(561,433)
Total stockholders’ deficit	(22,196)	(48,546)
Total liabilities and stockholders’ deficit	$276,393	$315,361

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited in thousands)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
Cash flows from operating activities:
Net income	$36,683	$30,465	$73,454	$59,432
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,473	1,506	3,020	2,858
Net foreign currency gains	(255)	(719)	(1,444)	(1,379)
Stock-based compensation	3,512	3,462	7,935	7,666
Deferred income taxes (benefit)	(133)	6,213	(133)	21,773
Provision for bad debts	150	694	176	338
Tax benefits from stock-based compensation	254	7,612	1,831	7,684
Excess tax benefits from stock-based compensation	(254)	(7,612)	(1,831)	(7,684)
Other non-cash operating activities	112	320	271	782
Changes in assets and liabilities:
Accounts receivable	6,951	4,450	15,720	18,519
Unbilled services	328	463	423	990
Prepaid expenses, prepaid income taxes, and other assets	840	1,672	231	2,914
Installments receivable	13	727	1,339	980
Accounts payable, accrued expenses, and other liabilities	(5,655)	2,707	(3,307)	(5,254)
Deferred revenue	(23,293)	(18,128)	(58,513)	(35,844)
Net cash provided by operating activities	20,726	33,832	39,172	73,775
Cash flows from investing activities:
Purchase of marketable securities	—	(27,063)	—	(39,048)
Maturities of marketable securities	21,679	24,499	32,049	39,012
Purchase of property, equipment and leasehold improvements	(662)	(1,437)	(1,781)	(4,328)
Capitalized computer software development costs	—	(1)	—	(137)
Net cash provided by (used in) investing activities	21,017	(4,002)	30,268	(4,501)
Cash flows from financing activities:
Exercise of stock options	1,834	465	2,445	1,515
Repurchases of common stock	(1,757)	(70,905)	(56,790)	(115,905)
Payment of tax withholding obligations related to restricted stock	(1,063)	(1,163)	(2,188)	(2,574)
Excess tax benefits from stock-based compensation	254	7,612	1,831	7,684
Net cash used in financing activities	(732)	(63,991)	(54,702)	(109,280)
Effect of exchange rate changes on cash and cash equivalents	(127)	(530)	(364)	(1,077)
Increase (decrease) in cash and cash equivalents	40,884	(34,691)	14,374	(41,083)
Cash and cash equivalents, beginning of period	129,739	193,134	156,249	199,526
Cash and cash equivalents, end of period	$170,623	$158,443	$170,623	$158,443

Supplemental disclosure of cash flow information:
Income taxes paid, net	$31,602	$1,070	$34,497	$2,621

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

Reconciliation of GAAP to Non-GAAP Results of Operations and Free Cash Flow

The following tables reflect a reconciliation of selected Aspen Technology GAAP to Non-GAAP results of operations and cash flow.
(unaudited in thousands, except per share data)

	Three Months Ended December 31,		Six Months Ended December 31,
	2015	2014	2015	2014
Total expenses
GAAP total expenses (a)	$62,852	$61,269	$127,719	$123,761
Less:
Stock-based compensation (b)	(3,512)	(3,462)	(7,935)	(7,666)
Non-capitalized acquired technology (e)	—	—	(250)	—
Amortization of purchased technology intangibles	(20)	(224)	(133)	(448)
Expense associated with pending Acquisition (f)	(1,028)	—	(1,028)	—
Non-GAAP total expenses	$58,292	$57,583	$118,373	$115,647

Income from operations

GAAP income from operations	$56,299	$46,521	$111,728	$91,155
Plus:
Stock-based compensation (b)	3,512	3,462	7,935	7,666
Non-capitalized acquired technology (e)	—	—	250	—
Amortization of purchased technology intangibles	20	224	133	448
Expense associated with pending Acquisition (f)	1,028	—	1,028	—
Non-GAAP income from operations	$60,859	$50,207	$121,074	$99,269

Net income
GAAP net income	$36,683	$30,464	$73,454	59,432
Plus:
Stock-based compensation (b)	3,512	3,462	7,935	7,666
Non-capitalized acquired technology (e)	—	—	250	—
Amortization of purchased technology intangibles	20	224	133	448
Expense associated with pending Acquisition (f)	1,028	—	1,028	—
Less:
Income tax effect on Non-GAAP items (c)	(1,642)	(1,327)	(3,365)	(2,921)
Non-GAAP net income	$39,601	$32,823	$79,435	$64,625

Diluted income per share

GAAP diluted income per share	$0.44	$0.34	$0.87	$0.65
Plus:
Stock-based compensation (b)	0.04	0.04	0.09	0.08
Non-capitalized acquired technology (e)	—	—	—	—
Amortization of purchased technology intangibles	—	—	—	—
Expense associated with pending Acquisition (f)	0.01	—	0.01	—
Less:
Income tax effect on Non-GAAP items (c)	(0.02)	(0.01)	(0.04)	(0.03)

Non-GAAP diluted income per share	$0.47	$0.36	$0.95	$0.71
Shares used in computing Non-GAAP diluted income per share	83,703	90,471	84,035	91,196

	Three Months Ended December 31,		Six Months Ended December 31,
	2015	2014	2015	2014
Free Cash Flow
GAAP cash flow from operating activities	$20,726	$33,832	$39,172	$73,775

Purchase of property, equipment and leasehold improvements	(662)	(1,437)	(1,781)	(4,328)
Capitalized computer software development costs	—	(1)	—	(137)
Non-capitalized acquired technology (e)	—	—	1,250	—
Excess tax benefits from stock-based compensation (d)	254	7,612	1,831	7,684

Free Cash Flow	$20,318	$40,006	$40,472	$76,994

(a) GAAP total expenses

	Three Months Ended December 31,		Six Months Ended December 31,
	2015	2014	2015	2014
Total costs of revenue	$11,888	$12,265	$24,860	$24,646
Total operating expenses	50,964	49,004	102,859	99,115
GAAP total expenses	$62,852	$61,269	$127,719	$123,761

(b) Stock-based compensation expense was as follows:

	Three Months Ended December 31,		Six Months Ended December 31,
	2015	2014	2015	2014
Cost of services and other	$350	$339	$707	$677
Selling and marketing	837	754	1,750	1,504
Research and development	848	973	1,672	1,964
General and administrative	1,477	1,396	3,806	3,521
Total stock-based compensation	$3,512	$3,462	$7,935	$7,666

(c) The income tax effect on non-GAAP items for the three months ended December 31, 2015 and 2014 is calculated utilizing the Company’s estimated federal and state tax rate of 36%.

(d) Excess tax benefits from stock-based compensation are included in free cash flow to be consistent with the treatment of other tax benefits. Refer to the Company’s Form 10-Q for the period ended December 31, 2015 for additional details.

(e) During the six months ended December 31, 2015, we acquired certain technology for $0.3 million as a part of projects initiated during the period to develop commercially available products. At the time of these purchases, the projects did not meet the accounting definition of having reached technological feasibility, and, as such, the costs of the acquired technology were expensed during the six months ended December 31, 2015. During the six months ended December 31, 2015, we excluded the payments of $1.3 million for the non-capitalized acquired technology (including a $1 million final payment related to non-capitalized acquired technology from fiscal year 2014) from free cash flow to be consistent with the the treatment of other transactions where acquired assets are capitalized. There were no such activities for the three months ended December 31, 2015.

(f) Expense associated with pending acquisition of KBC Advanced Technologies plc. Refer to the Company’s Form 10-Q for the period ended December 31, 2015 for additional details.